PROJECT PROFILE
Southern Hills/ Orlando Decatur, IL

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust is helping to finance the $40.9 million rehabilitation of the Southern Hills & Orlando apartment projects in Decatur, IL. This transaction will bring about a rehabilitation of two separate properties seeking to continue to be a haven of affordable housing for area residents while providing quality housing. The properties, located 3.5 miles apart, combine for a total of 212 units of affordable housing.

Southern Hills, built in 1979, is comprised of 28 two-story buildings situated on 10 acres of land located in downtown Greendell. This property has a total of 125 units of 100% subsidized family housing. The Orlando is an 87-unit, seven-story apartment building that provides subsidized housing for senior and disabled individuals, located in the Decatur Central Business District.

HIT ROLE	The HIT is providing $21.8 million in financing through the purchase of a AAA rated tax-exempt construction to permanent bond issued by the Illinois Housing Development Authority (IHDA) and backed by a loan insured under the HUD HFA Risk-Share program. Southern Hills & Orlando, the HIT’s 111th project in Illinois, is part of the HIT’s Midwest@Work Initiative.
PARTNERS	Seller/Issuer: IHDA Developer: Related Midwest
SOCIAL IMPACT	In addition to creating the union construction jobs and economic benefits shown below, the rehabilitation of these properties will preserve affordable housing subsidized by HUD’s Section 8 Program for residents at or below 60% of the Area Median Income. In addition, the Orlando will include 49 units of housing that service the needs of disabled individuals, including fixed, adaptable, and sensory impaired accessible units.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $21.8 Million	Total Development Cost $40.9 Million	212 Units (100% affordable)	109,000 Hours of Union Construction Work Generated	$6.0 Million Tax revenue generated	$39.0 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of March 31, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Southern Hills/ Orlando – Decatur, IL

“The Decatur Building Trades Council is proud to partner with HIT on the rehabilitation of the Southern Hills/Orlando project. It will preserve affordable housing in our community while delivering family supporting union jobs for our members.”

—Josh Sapp, Business Manager IBEW Local 146

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

4/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com